DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this semi-annual report for the Dreyfus Variable Investment Fund _ International Value Portfolio for the six-month reporting period ended June 30, 1997. Over this period, your Portfolio produced a total return of 12.74%,* based upon net asset value per share, compared to a total return of 11.21% for the Morgan Stanley Capital International Europe, Autralasia, Far East (EAFE Registration Mark) Index over the same period.**
    Foreign markets in general continued to trail the U.S. market, with markets in Asia being particularly weak. The Singapore market was down 7.5% and Malaysia was off 11.7%. Fortunately, your Portfolio had limited exposure to those two markets. Singapore and Malaysia together accounted for less than 3% of the Portfolio's holdings.
    Japan, after being one of the worst performing markets in the first quarter, rebounded 22% in the second quarter and was up 9% for the year to date. Continued low interest rates did help the Japanese banks to recover some of their losses. The Topix Banks Index was up over 19% for the quarter and recovered all of its first quarter loss. We do not currently own any Japanese bank stocks as the problem loans are still large and disclosure is poor. Our exposure to this sector is through nonbank finance companies. Nichiei, the leading provider of working capital financing for small businesses, was our top performing Japanese stock, advancing over 55% (local terms). Credit Saison, a credit card company, also performed well, advancing 24% year to date.
The Portfolio
    In Europe, the Portfolio owned several stocks that performed quite well during this year. Philips Electronics NV, the Dutch electronics company, has doubled in share price due to improving underlying business conditions and continued restructuring of unprofitable business sectors. Tarkett, a leading European floor and wall covering manufacturer, purchased a covering business from Sommer Allibert which we hope will lead to significantly higher earnings. Volkswagen more than doubled on continued market share gains, upward earnings revisions, and new model launches. Sulzer, a Swiss textile and medical device business, announced the spin-off of Sulzer Medica, triggering appreciation of 61% over six months.
    We purchased Pharmacia and Upjohn after negative news on short term earnings and concerns over management created a buying opportunity in the pharmaceutical sector. We sold Banco Commercial Portugal (BCP), a Portuguese bank, after the stock rose 38% due to improving banking fundamentals and a decision by MSCI to add Portugal to its EAFE Index. We have purchased stock in Banco Totta & Acores, a smaller bank, at a 40% discount to BCP's valuation.
    Value stocks in the United Kingdom did not perform well so far this year. Stocks in the value universe underperformed by 2% in the quarter and 4.6% year to date. Stocks in the industrial sector were particularly hard hit. Tomkins, despite favorable earnings trends, underperformed by more than 10%. On the positive side, National Westminster Bank and Powergen outperformed the market by more than 10%. During the past year the gap between growth stocks and value stocks has widened significantly in the United Kingdom. Although it is difficult to predict the exact timing of when this trend will reverse, we believe there are excellent long-term opportunities for value stocks in the United Kingdom.

    At midyear the Portfolio was invested in 25 different countries and we believe it was well diversified. Emerging markets accounted for just over 4% of the holdings. Looking ahead, we will continue to use a value-oriented strategy to take advantage of investment opportunities abroad.
                              Sincerely,

                          [Sandor Cseh signature logo]

                              Sandor Cseh
                              Portfolio Manager
July 16, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
**     SOURCE: LIPPER ANALYTICAL SERVICES, INC. - The Morgan Stanley Capital
International Europe, Australasia, Far East (EAFE Registration Mark) Index is an unmanaged index composed of samples of companies representative of the market structure of European and Pacific Basin countries. The return indicated includes net dividends reinvested. The Index is the property of Morgan Stanley & Co., Incorporated.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF INVESTMENTS                                                                      JUNE 30, 1997 (UNAUDITED)
Common Stocks_92.9%                                                                                Shares             Value
                                                                                                   _______            ______
  Argentina_1.0%                     YPF Sociedad Anonima, ADS..............                         4,500     $     138,375
                                                                                                                  __________
  Australia_2.3%                     Amcor..................................                         7,500            49,731
                                     Australia and New Zealand Banking......                        20,000           149,193
                                     Boral..................................                        42,072           132,194
                                                                                                                  __________
                                                                                                                     331,118
                                                                                                                  __________
  Austria_.2%                        Creditanstalt-Bankverein...............                           200            26,953
                                                                                                                  __________
  Denmark_.7%                        Tele Danmark, ADS......................                         4,000           104,500
                                                                                                                  __________
  France_9.7%                        Alcatel Alsthom, ADS...................                         9,050           228,513
                                     Axa-UAP................................                         1,100            68,405
                                     C.S.F. (Thompson)......................                         2,324            59,865
                                     DEXIA France...........................                         1,200           116,785
                                     Danone.................................                           900           148,685
                                     Elf Aquitaine, ADS.....................                         4,500           244,969
                                     Michelin...............................                         2,000           120,085
                                     Rhone-Poulenc, ADR.....................                         2,830           117,798
                                     Societe Generale.......................                         1,628           181,704
                                     Usinor Sacilor.........................                         5,000            90,174
                                                                                                                  __________
                                                                                                                   1,376,983
                                                                                                                  __________
  Germany_8.4%                       Bayer..................................                         3,600           138,305
                                     Deutsche Bank..........................                         3,500           204,443
                                     GEA....................................                           300           118,143
                                     Siemens................................                         3,600           213,688
                                     Tarkett................................                         3,000            77,386
                                     VEBA...................................                         2,800           157,294
                                     Viag...................................                           350           159,100
                                     Volkswagen.............................                           150           114,961
                                                                                                                  __________
                                                                                                                   1,183,320
                                                                                                                  __________
  Greece_.7%                         Hellenic Telecommunication Organization, GDR..                  9,000 (a,b)     103,950
                                                                                                                  __________
  Hong Kong_2.0%                     Cheung Kong..............................                       8,000            79,004
                                     HSBC.....................................                       2,912            87,587
                                     HongKong Electric........................                       28,000          112,773
                                                                                                                  __________
                                                                                                                     279,364
                                                                                                                  __________
  Indonesia_.4%                      PT Indosat, ADS..........................                       2,000            59,875
                                                                                                                  __________
  Italy_3.9%                         ENI S.p.A, ADS...........................                       2,800           159,250
                                     Fiat Spa.................................                      20,000            72,009
                                     Istituto Mobiliare Italiano, ADS.........                       4,800           130,800
                                     Stet Societa' Finanziaria Telefonica.....                      55,000           190,767
                                                                                                                  __________
                                                                                                                     552,826
                                                                                                                  __________
  Japan_28.0%                        Canon....................................                       8,000           217,814
                                     Credit Saison............................                      10,300           251,657
                                     Dai-Tokyo Fire & Marine Insurance........                      25,000           144,851
                                     Fuji Machine Manufacturing...............                       3,000           108,638

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                          JUNE 30, 1997 (UNAUDITED)
Common Stocks (continued)                                                                          Shares             Value
                                                                                                   _______            ______
  Japan (continued)                  Hitachi..................................                      17,000     $     189,877
                                     Honda Motor..............................                       5,000           150,523
                                     Ito-Yokado...............................                       3,000           174,083
                                     Kao......................................                      15,000           208,115
                                     Mabuchi Motor............................                       2,500           145,069
                                     Matsumotokiyoshi.........................                       2,000            84,816
                                     Mikuni Coca Cola.........................                       8,000           118,673
                                     Minebea..................................                      20,000           212,914
                                     Mitsubishi Heavy Industries..............                      25,000           191,753
                                     Murata Manufacturing.....................                       5,000           198,952
                                     Namco....................................                       1,500            57,853
                                     Nichiei..................................                       2,000           232,111
                                     Nishimatsu Construction..................                      20,000           139,616
                                     Sankyo...................................                       3,500           105,061
                                     Sekisui Chemical.........................                      12,000           121,465
                                     Sony.....................................                       3,000           261,519
                                     Toshiba..................................                      27,000           173,638
                                     Toyota Motor.............................                       5,000           147,469
                                     Yamanouchi Pharmaceutical................                       6,000           161,256
                                     Yamato Transport.........................                      12,000           149,738
                                                                                                                  __________
                                                                                                                   3,947,461
                                                                                                                  __________
  Malaysia_1.0%                      Affin Holdings...........................                      30,000            71,323
                                     IOI Properties...........................                      10,000            19,019
                                     Perusahaan Otomobil Nasional.............                      11,000            51,434
                                                                                                                  __________
                                                                                                                     141,776
                                                                                                                  __________
  Netherlands_5.7%                   ABN-Amro.................................                       4,948            92,209
                                     Akzo Nobel NV, ADR.......................                       2,100           145,163
                                     Hollandsche Beton Groep..................                         411            93,688
                                     Hunter Douglas...........................                       1,133            96,339
                                     Koninklijke KNP..........................                       6,000           136,558
                                     Philips Electronics NV, ADR..............                       2,200           158,125
                                     Royal PTT Nederland, ADS.................                       2,067            81,905
                                                                                                                  __________
                                                                                                                     803,987
                                                                                                                  __________
  New Zealand_.8%                    Air New Zealand..........................                      18,909            57,846
                                     Fletcher Challenge Energy................                      18,000            54,451
                                     Fletcher Challenge Forests...............                         720             1,047
                                                                                                                  __________
                                                                                                                     113,344
                                                                                                                  __________
  Norway_.9%                         Christiania Bank.........................                      13,000            44,359
                                     Orkla AS-B...............................                       1,200            81,400
                                                                                                                  __________
                                                                                                                     125,759
                                                                                                                  __________
  Peru_.5%                           Telefonica del Peru, ADS.................                       2,800            73,325
                                                                                                                  __________
  Philippines_.6%                    Philippine Long Distance Telephone, ADS..                       1,300            83,525
                                                                                                                  __________
  Portugal_.5%                       Banco Totta & Acores.....................                       4,000            66,803
                                                                                                                  __________

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                            JUNE 30, 1997 (UNAUDITED)
Common Stocks (continued)                                                                          Shares             Value
                                                                                                   _______            ______
  Singapore_1.6%                     Development Bank of Singapore.............                     12,000     $     151,133
                                     Singapore Airlines........................                      9,000            80,605
                                                                                                                  __________
                                                                                                                     231,738
                                                                                                                  __________
  South Korea_.4%                    Kookmin Bank, GDR.........................                      2,753 (a,b)      59,878
                                                                                                                  __________
  Spain_3.6%                         Corporacion Bancaria de Espana, ADS.......                      6,400           181,600
                                     Gas Y Electridad..........................                      2,800           150,329
                                     Repsol, ADR...............................                      4,100           173,994
                                                                                                                  __________
                                                                                                                     505,923
                                                                                                                  __________
  Sweden_1.1%                        Marieberg Tidnings........................                      3,000            74,626
                                     Scania AB `A', ADS........................                      2,500            74,063
                                                                                                                  __________
                                                                                                                     148,689
                                                                                                                  __________
  Switzerland_5.0%                   Magazine Zum Globus.......................                        150 (a)        81,109
                                     Nestle....................................                        100           131,827
                                     Schweizerischer Banksverein...............                        750 (a)       200,463
                                     Sulzer....................................                        150           128,336
                                     Zurich Versicherungs......................                        400           159,069
                                                                                                                  __________
                                                                                                                     700,804
                                                                                                                  __________
  United Kingdom_12.8%               BTR.......................................                     40,000           136,787
                                     Bunzl.....................................                     29,183            94,401
                                     Cable & Wireless, ADS.....................                      5,000           139,687
                                     Laird Group...............................                     18,700           108,753
                                     LucasVarity...............................                     40,000           138,444
                                     Medeva....................................                     21,000            89,631
                                     National Westminster Bank.................                     15,735           211,428
                                     Powergen..................................                     15,663           186,352
                                     Rio Tinto.................................                     11,402           198,551
                                     Safeway...................................                     25,100           145,138
                                     Scapa Group...............................                     14,700            51,612
                                     Smith (David S.)..........................                     12,203            38,174
                                     Stakis....................................                     45,000            77,126
                                     Tomkins...................................                     45,477           196,751
                                                                                                                  __________
                                                                                                                   1,812,835
                                                                                                                  __________
  United States_1.1%                 Pharmacia & Upjohn........................                      4,500           156,375
                                                                                                                  __________
                                     TOTAL COMMON STOCKS
                                       (cost $11,729,745)......................                                  $13,129,486
                                                                                                                ============

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                             JUNE 30, 1997 (UNAUDITED)
Preferred Stocks_.6%                                                                               Shares             Value
                                                                                                   _______            ______
  Austria;                           Bank Austria
                                       (cost $77,992).......................                         2,520    $       77,305
                                                                                                                  ==========
                                                                                                  Principal
Short-Term Investments_4.7%                                                                        Amount
                                                                                                   _______
  U.S. Treasury Bills:               5.16%, 7/24/97.........................                   $   132,000      $    131,629
                                     4.92%, 7/31/97.........................                        98,000            97,591
                                     5.22%, 8/7/97..........................                        99,000            98,489
                                     4.88%, 9/18/97.........................                       337,000           333,246
                                                                                                                  __________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $661,025)......................                                    $    660,955
                                                                                                                  ==========
TOTAL INVESTMENTS (cost $12,468,762)........................................                         98.2%       $13,867,746
                                                                                                    ======        ==========
CASH AND RECEIVABLES (NET)..................................................                          1.8%        $  258,776
                                                                                                    ======        ==========
NET ASSETS..................................................................                        100.0%       $14,126,522
                                                                                                    ======        ==========
Notes to Statement of Investments:
    (a)  Non-income producing.
    (b)  Securities exempt from registration under Rule 144A of the
   Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
   June 30, 1997, these securities amounted to $163,828 or approximately 1.2%
   of net assets.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                               JUNE 30, 1997 (UNAUDITED)
                                                                                                Cost              Value
                                                                                             __________         _____________
ASSETS:                          Investments in securities_See Statement of Investments      $12,468,762         $13,867,746
                                 Cash denominated in foreign currencies.....                     280,975             274,257
                                 Receivable for investment securities sold..                                          88,139
                                 Dividends receivable.......................                                          58,047
                                 Prepaid expenses...........................                                             143
                                                                                                                _____________
                                                                                                                  14,288,332
                                                                                                                _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        11,152
                                 Payable for investment securities purchased                                         118,164
                                 Cash overdraft due to Custodian............                                          14,605
                                 Net unrealized (depreciation) on forward
                                     currency exchange contracts_Note 5(a)                                               396
                                 Accrued expenses...........................                                         17,493
                                                                                                                _____________
                                                                                                                     161,810
                                                                                                                _____________
NET ASSETS..................................................................                                     $14,126,522
                                                                                                               ==============
REPRESENTED BY:                  Paid-in capital............................                                     $12,477,396
                                 Accumulated undistributed investment income_net                                      80,575
                                 Accumulated net realized gain (loss) on investments                                 175,454
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and foreign currency transactions                                  1,393,097
                                                                                                                _____________
NET ASSETS..................................................................                                     $14,126,522
                                                                                                               ==============
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
authorized)                      ...........................................                                         981,424
NET ASSET VALUE, offering and redemption price per share....................                                          $14.39
                                                                                                                    ========
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS                                                            SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $24,963 foreign taxes
                                     withheld at source)....................                   $   142,684
                                 Interest...................................                        21,701
                                                                                             ______________
                                       Total Income.........................                                     $   164,385
EXPENSES:                        Investment advisory fee_Note 4(a)..........                        52,432
                                 Custodian fees.............................                        13,163
                                 Auditing fees..............................                        11,312
                                 Prospectus and shareholders' reports.......                         4,762
                                 Registration fees..........................                         1,412
                                 Legal fees.................................                           220
                                 Trustees' fees and expenses_Note 4(b)......                           210
                                 Shareholder servicing costs................                           155
                                 Loan commitment fees_Note 3................                           153
                                 Miscellaneous..............................                           286
                                                                                             ______________
                                       Total Expenses.......................                                         84,105
                                                                                                              ______________
INVESTMENT INCOME_NET.......................................................                                         80,280
                                                                                                              ______________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 5:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                   $   203,821
                                 Net realized gain (loss) on forward currency
                                     exchange contracts.....................                       (17,702)
                                                                                             ______________
                                       Net Realized Gain (Loss).............                                         186,119
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions......                                       1,200,028
                                                                                                              ______________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                       1,386,147
                                                                                                              ______________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $1,466,427
                                                                                                             ================

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                               Six Months Ended
                                                                                 June 30, 1997            Year Ended
                                                                                  (Unaudited)         December 31, 1996*
                                                                                 ____________         ___________________
OPERATIONS:
  Investment income_net..................................................        $   80,280                $  48,531
  Net realized gain (loss) on investments................................           186,119                   44,655
  Net unrealized appreciation (depreciation) on investments......                 1,200,028                  193,069
                                                                               ______________            _____________
      Net Increase (Decrease) in Net Assets Resulting from Operations....         1,466,427                  286,255
                                                                               ______________            _____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net...................................................              __                   (48,236)
  Net realized gain on investments........................................          (28,454)                 (26,866)
                                                                               ______________            _____________
      Total Dividends.....................................................          (28,454)                 (75,102)
                                                                               ______________            _____________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold.......................................            4,735,311                8,053,676
  Dividends reinvested...................................................            28,454                   75,102
  Cost of shares redeemed.................................................         (102,655)                (312,492)
                                                                               ______________            _____________
      Increase (Decrease) in Net Assets from Beneficial Interest Transaction      4,661,110                7,816,286
                                                                               ______________            _____________
        Total Increase (Decrease) in Net Assets..........................         6,099,083                8,027,439
NET ASSETS:
  Beginning of Period...............................................              8,027,439                    __
                                                                               ______________            _____________
  End of Period.......................................................          $14,126,522             $  8,027,439
                                                                               =============           ==============
Undistributed investment income_net.................................           $     80,575                 $   295
                                                                               ______________            _____________
                                                                                  Shares                     Shares
                                                                               ______________            _____________
CAPITAL SHARE TRANSACTIONS:
  Shares sold..........................................................             359,686                  645,895
  Shares issued for dividends reinvested.................................             2,206                    5,994
  Shares redeemed.........................................................           (7,416)                 (24,941)
                                                                               ______________            _____________
      Net Increase (Decrease) in Shares Outstanding.......................          354,476                  626,948
                                                                               =============           ==============

*From April 30, 1996 (commencement of operations) to December 31, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.

                                                                                         Six Months Ended       Year Ended
                                                                                          June 30, 1997         December 31,
PER SHARE DATA:                                                                            (Unaudited)            1996(1)
                                                                                        ________________      ________________
    Net asset value, beginning of period....................................                 $12.80               $12.50
                                                                                             _______             ________
    Investment Operations:
    Investment income_net...................................................                    .08                  .08
    Net realized and unrealized gain (loss)
      on investments........................................................                   1.55                  .34
                                                                                             _______             ________
    Total from Investment Operations........................................                   1.63                  .42
                                                                                             _______             ________
    Distributions:
    Dividends from investment income_net....................................                     --                 (.08)
    Dividends from net realized gain on investments.........................                   (.04)                (.04)
                                                                                             _______             ________
    Total Distributions.....................................................                   (.04)                (.12)
                                                                                             _______             ________
    Net asset value, end of period..........................................                 $14.39               $12.80
                                                                                            =========           =========
TOTAL INVESTMENT RETURN.....................................................                 12.74%(2)             3.41%(2,3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                   .80%(2)             1.01%(2)
    Ratio of net investment income
      to average net assets.................................................                   .76%(2)              .76%(2)
    Decrease reflected in above expense ratios
      due to undertaking by The Dreyfus Corporation.........................                    --                  .34%(2)
    Portfolio Turnover Rate.................................................                 14.71%(2)            24.48%(2)
    Average commission rate paid (4)........................................                 $.0320              $.0351
    Net Assets, end of period (000's Omitted)...............................                $14,127              $8,027
(1)    From April 30, 1996 (commencement of operations) to December 31, 1996.
(2)    Not annualized.
(3)    Calculated based on net asset value on the close of business on
May 1, 1996 (commencement of initial offering) to December
31, 1996.
(4)    The Series is required to disclose its average commission rate paid per share for purchases and sales of investment
securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_GENERAL:
    Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the International Value Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.
    As of June 30, 1997, APT Holdings Corporation, an indirect subsidiary of Mellon Bank Corporation, held 405,054 shares of the Series.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
NOTE 2_SIGNIFICANT ACCOUNTING POLICIES:
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 3_BANK LINE OF CREDIT:
    The Series participates with other Dreyfus-managed Funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. For the period ended June 30, 1997, the Series did not borrow under the Facility.
NOTE 4_INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the Series' average daily net assets and is payable monthly.
    The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.
    (b) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 5_SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 1997 amounted to $5,974,242 and $1,416,026, respectively.
    In addition, the following summarizes open forward currency exchange contracts at June 30, 1997:

                                                           Foreign
                                                           Currency                                          Unrealized
Foreign Currency Exchange Contracts:                       Amounts              Cost            Value      (Depreciation)
___________________                                      ____________        ___________       _______    ________________
  Purchases:
  ___________
    Japanese Yen, expiring 7/1/97............             6,634,043            $58,193         $57,888         ($305)
    New Zealand Dollar, expiring 7/2/97......                11,878              8,166           8,075           (91)
                                                                                                               ______
                                                                                                               ($396)
                                                                                                             ========

    The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract
DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) increases between those dates. The Series is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.
    (b) At June 30, 1997, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $1,398,588, consisting of $1,654,654 gross unrealized appreciation and $256,066 gross unrealized depreciation.
    At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS VARIABLE INVESTMENT FUND,
INTERNATIONAL VALUE PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            152SA976
[Dreyfus logo]
Registration Mark
Variable
Investment Fund,
International Value
Portfolio
Semi-Annual
Report
June 30, 1997